UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Popular, Inc. (“Popular” or the “Corporation”) held its Annual Meeting of Shareholders on May 8, 2018. At the Annual Meeting, Popular shareholders voted on the following five proposals and cast their votes as described below:

Proposal 1 – Election of Directors

Elected the following four individuals to serve as “Class 1” directors until the Annual Meeting of Shareholders in 2021 and until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Votes
Ignacio Alvarez	83,973,292	323,539	113,254	6,197,745
Alejandro M. Ballester	84,011,149	175,214	223,722	6,197,745
Richard L. Carríon	77,566,206	6,734,879	109,000	6,179,745
Carlos A. Unanue	83,485,489	779,855	144,741	6,179,745

Proposal 2 – Amendment to Article Seventh of the Corporation’s Restated Certificate of Incorporation

Approved the amendment to Article Seventh of the Corporation’s Restated Certificate of Incorporation to provide that directors shall be elected by a majority of the votes cast by shareholders at the annual meeting of shareholders, provided that in contested elections directors shall be elected by a plurality of votes cast.

For	Against	Abstained	Broker Non-Votes
84,025,084	255,544	129,457	6,197,745

Proposal 3 – Approve, on an advisory basis, the compensation of our Named Executive Officers (“Say-on-Pay”)

Approved, on an advisory basis, the compensation of the Corporation’s named executive officers.

For	Against	Abstained	Broker Non-Votes
79,636,404	4,414,797	358,884	6,197,745

Proposal 4 – Ratification of Appointment of Independent Auditors

Ratified the appointment of PricewaterhouseCoopers LLP as Popular’s independent registered public accounting firm for 2018.

For	Against	Abstained
89,411,514	1,158,002	38,314

Proposal 5 – Adjournment or Postponement of the Meeting to solicit Additional Proxies

Approved the adjournment or postponement of the meeting, if necessary or appropriate to solicit additional proxies, in the event that there are not sufficient votes at the time of the meeting to approve the proposed amendment to Article Seventh of Popular’s Restated Certificate of Incorporation.

For	Against	Abstained	Broker Non-Votes
67,848,347	16,513,780	47,958	6,197,745

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: May 11, 2018	By:	/s/ Javier D. Ferrer
Javier D. Ferrer
Executive Vice President, General Counsel and Secretary